BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

BOND PORTFOLIO

SUPPLEMENT DATED AUGUST 17, 2012 TO SUMMARY PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE BOND PORTFOLIO AND CHANGE IN EXPENSES

On August 9, 2012, the Board of Trustees (the “Board”) of Northern Institutional Funds (“NIF”) approved the reorganization of the Bond Portfolio of NIF and the Intermediate Bond Portfolio, another portfolio of NIF that is not described in the summary prospectus, (each an “Acquired Fund” and collectively the “Acquired Funds”) pursuant to a Plan of Reorganization, which contemplates the reorganization of the Acquired Funds into the Fixed Income Fund of Northern Funds (the “Acquiring Fund,” together with the Acquired Funds, the “Funds”). The reorganization is expected to take effect on or about October 26, 2012 and October 29, 2012 for the Bond Portfolio and the Intermediate Bond Portfolio, respectively. The reorganization does not require a shareholder vote.

The estimated pro forma total net annual fund operating expense ratio (after expense reimbursements) of the combined Funds after the reorganization, not taking into account any Acquired Fund Fees and Expenses, is expected to be nine basis points higher than the current total net annual fund operating expense ratio (after fee waivers and expense reimbursements) of the Bond Portfolio.

After considering the recommendation of Northern Trust Investments, Inc., each Fund’s investment adviser, the Board concluded that such reorganization would be in the best interests of the Bond Portfolio and its shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization of the Bond Portfolio should be effected on a tax-free basis for federal income tax purposes. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in a prospectus/information statement that will be mailed to shareholders at a later date.

Effective September 28, 2012, the Bond Portfolio is closed to new investment, other than the reinvestment of dividends. If a shareholder redeems shares within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT BOND 8/12

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS